AMG Funds Family of Funds Affiliated Transactions (Rule 10f-3)
For the period July 1, 2016 - September 30, 2016

Subadvisor: J.P. Morgan Investment Management Inc.



INFORMATION DISPLAYED IN THE FOLLOWING ORDER:
Fund
Date of Purchase/Date Offering Commenced
Issuer
CUSIP
Bonds
Purchase Price/Offering Price
Spread
Cost
Underwriter From Whom Purchased
Total Shares/Units/ Bonds Offered
Aggregate Principal Amount of Offering
Total Bonds Purchased By Investment Management
Aggregate Principal Amount of Purchase By All Investment Companies
        Advised By the Advisor
% of Offering




AMG Managers High Yield Fund

07/07/16

Care Capital Properties (CARCAP 5.125% August 15, 2026 144A)

14162VAA4

30,000

$100.00

1.00%

$30,000

Wells Fargo Advisors LLC

500,000,000

$500,000,000

17,960,000

$5,388,000,000

3.59%



AMG Managers High Yield Fund

07/13/16
Valvoline Inc (ASH 5.50% July 15,
2024 144A)

920479AA0

5,000

$100.00

1.25%

$5,000
Citigroup Global Markets Inc.

375,000,000

$375,000,000

9,345,000

$467,250,000

2.49%



AMG Managers High Yield Fund

07/19/16
NRG Energy Inc (NRG 6.625% Junuary 15, 2027 144A)

629377CB6

35,000

$100.00

1.25%

$35,000
Morgan Stanley and Company LLC

1,250,000,000

$1,250,000,000

64,048,000

$22,416,800,000

5.12%



AMG Managers High Yield Fund

07/26/16
INEOS Group Holdings SA (INEGRP 5.625% August 1, 2024 144A)

44986UAD1

200,000

$100.00

0.38%

$200,000

BofA Merrill Lynch

500,000,000

$500,000,000

37,073,000

$74,146,000,000

7.41%



AMG Managers High Yield Fund

08/01/16
SBA Communications Corporation (SBAC 4.875% September 1,
2024 144A)

78388JAU0

50,000

$99.18

1.00%

$49,589

Deutsche Bank Securities

1,100,000,000

$1,090,958,000

38,850,000

$19,425,000,000

3.53%



AMG Managers High Yield Fund

08/04/16
SPX Flow Inc. (FLOW 5.625% August 15, 2024 144A)

78469XAD9

15,000

$100.00

1.50%

$15,000

BofA Merrill Lynch

300,000,000

$300,000,000

12,545,000

$1,881,750,000

4.18%



AMG Managers High Yield Fund

08/04/16
SPX Flow Inc. (FLOW 5.875% August 15, 2026 144A)

78469XAE7

20,000

$100.00

1.50%

$20,000

BofA Merrill Lynch

300,000,000

$300,000,000

16,730,000

$3,346,000,000

5.58%



AMG Managers High Yield Fund

08/05/16
Adient Global Holdings LTD (ADGLHO 4.875% August 15,
2026 144A)

00687YAA3

35,000

$100.00

1.50%

$35,000

Citigroup Global Markets Inc.

2,000,000,000

$2,000,000,000

25,100,000

$8,785,000,000

1.26%



AMG Managers High Yield Fund

08/08/16

Hilton Escrow Issuer LLC and Hilton Escrow Issuer Corp. (HLTN 4.25% September 1, 2024 144A)

432836AA2

15,000

$100.00

1.75%

$15,000

BofA Merrill Lych

1,000,000,000

$1,000,000,000

38,450,000

$5,767,500,000

3.85%



AMG Managers High Yield Fund

08/09/16

MGM Growth Properties Operating Partnership LP and MGP Finance

55303XAA3

25,000

$100.00

1.38%

$25,000

BofA Merrill Lynch

500,000,000

$500,000,000

17,625,000

$4,406,250,000

3.53%



AMG Managers High Yield Fund

08/15/16
Sinclair Television Group Inc. (SBGI 5.125% February 15, 2027 144A)

829259AW0

15,000

$100.00

1.38%

$15,000

Wells Fargo Advisors LLC

400,000,000

$400,000,000

26,792,000

$4,018,800,000

6.70%



AMG Managers High Yield Fund

08/15/16

Boise Cascade Company (BCC 5.625% September 1, 2024 144A)

09739DAC4

10,000

$100.00

1.38%

$10,000

Wells Fargo Advisors LLC

350,000,000

$350,000,000

17,865,000

$1,786,500,000

5.10%



AMG Managers High Yield Fund

08/16/16

Parsley Energy LLC and Parsley Finance Corp. (PARSLY 6.25% June 1, 2024
144A)

701885AB1

5,000

$102.00

2.00%

$5,100

Credit Suisse Securities (USA)

200,000,000

$204,000,000

1,700,000

$85,000,000

0.85%



AMG Managers High Yield Fund

08/15/16
Novelis Corporation (HNDLIN 6.25% August 15, 2024 144A)

670001AA4

20,000

$100.00

1.50%

$20,000
Morgan Stanley and Company LLC

1,150,000,000

$1,150,000,000

31,550,000

$6,310,000,000

2.74%



AMG Managers High Yield Fund

09/08/16
Antero Midstream Partners LP and Antero Midstream Finance Corporation (ANTMID 5.375%
September 15, 2024 144A)

03690AAA4

20,000

$100.00

1.38%

$20,000

Citigroup Global Markets Inc.

650,000,000

$650,000,000

16,000,000

$3,200,000,000

2.46%



AMG Managers High Yield Fund

09/07/16
Novelis Corporation (HNDLIN 5.875% September 30, 2026 144A)

670001AC0

20,000

$100.00

1.50%

$20,000

Morgan Stanley and Company LLC

1,500,000,000

$1,500,000,000

50,370,000

$10,074,000,000

3.36%



AMG Managers High Yield Fund

09/19/16
Sabine Pass Liquefaction (CQP 5.00% March 15, 2027 144A)

785592AR7

30,000

$100.00

0.66%

$30,000

BofA Merrill Lynch

1,500,000,000

$1,500,000,000

25,215,000

$7,564,500,000

1.68%



AMG Managers High Yield Fund

09/22/16

Targa Resources Partners (NGLS 5.125% February 1, 2025 144A)

87612BAZ5

15,000

$100.00

0.75%

$15,000

Wells Fargo Advisors LLC

500,000,000

$500,000,000

42,590,000

$6,388,500,000

8.52%



AMG Managers High Yield Fund

09/08/16
Hertz Corporation (HTZ 5.50% October 15, 2024 144A)

428040CS6

35,000

$100.00

1.25%

$35,000

Barclays Capital Inc.

800,000,000

$800,000,000

25,260,000

$8,841,000,000

3.16%